UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 24, 2011

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey	07424
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On June 24, 2011, the Amended and Restated Credit Agreement dated as of August 1, 2005 among the Company and its senior lenders was amended to extend the termination date of the revolving credit facility from August 1, 2011 to November 1, 2011.  The senior lenders include Bank of America, N.A. (the lead bank), PNC Bank, National Association, and Wells Fargo Bank, National Association.

Item 9.01   Financial Statements, Pro-Forma Financial Information and Exhibits

(d)  Exhibit 10.1  Seventh Amendment to Credit Agreement dated as of June 24, 2011 among Cantel Medical Corp., the Guarantors party to the Subsidiary Guaranty, Bank of America N.A. (as a lender and as administrative agent), PNC Bank, National Association, and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer
President and CEO

Dated: June 28, 2011